UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2013 tw telecom inc.
(Exact name of Registrant as Specified in Charter)

Delaware	1-34243	84-1500624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10475 Park Meadows Drive Littleton, Colorado 80124
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 566-1000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
tw telecom inc. (the "Company") announced that Paul B. Jones is retiring from his role as Executive Vice President, General Counsel and Regulatory Policy of the Company effective in early September 2013. Tina Davis will assume the position of Senior Vice President and General Counsel effective immediately. Michael Rouleau will assume the position of Senior Vice President, Business Development and Regulatory upon Paul Jones' retirement in September. Ms. Davis previously served as Senior Vice President and Deputy General Counsel of the Company. Mr. Rouleau currently serves as Senior Vice President, Business Development and Strategy of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

tw telecom inc.

By:	/s/ Tina A. Davis
Name:	Tina A. Davis
Title:	Senior Vice President and General Counsel
June 18, 2013